                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): November 23, 1999


                              SPEEDFAM-IPEC, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Illinois                   0-26784                  36-2421613
--------------------------------------------------------------------------------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                             305 North 54th Street
                               Chandler, AZ 85226
         -------------------------------------------------------------
         (Address, including zip code, of principal executive offices)


       Registrant's telephone number, including area code: (480) 705-2100


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On November 23, 1999, SpeedFam-IPEC, Inc., a supplier of high-throughput chemical mechanical planarization (CMP) systems for the semiconductor industry and flat surface processing systems for the thin film memory disk media and silicon wafer industries, completed the sale of its 50% interest in a joint venture, Fujimi Corporation, to its 50% partner, Fujimi Incorporated.

     Fujimi Corporation sells polishing liquids (slurries) manufactured by Fujimi Incorporated, a supplier and distributer of slurries in the Far East, primarily to silicon wafer, thin film memory disk media and general industrial manufacturers in North and South America.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (b)  Pro Forma Financial Information.

     (c)  Exhibits.

          2.1 Stock Purchase Agreement, dated November 23, 1999, between the Company and Fujimi Incorporated.

          2.2 Confidentiality Agreement, dated November 23, 1999, between the Company and Fujimi Incorporated.

          2.3 No-Hire Agreement, dated November 23, 1999, between the Company and Fujimi Incorporated.

          2.4 No-Hire Agreement, dated November 23, 1999, between the Company and Fujimi Incorporated.

          2.5 Escrow Agreement, dated November 23, 1999, between the Company and Fujimi Incorporated.

         99.1  Press Release dated November 23, 1999.

     Pursuant to the requirements of the Securities Exchange Act of 1934, SpeedFam-IPEC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SpeedFam-IPEC, Inc.


                                        By: /s/ J. Michael Dodson
                                            ------------------------------
                                                J. Michael Dodson
                                                Chief Financial Officer


Date: December 7, 1999

                               SPEEDFAM-IPEC, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited pro forma condensed consolidated financial statements (the "Pro Forma Financial Statements") are based on the historical consolidated financial statements of SpeedFam-IPEC, Inc. (the "Company").

The unaudited pro forma condensed consolidated balance sheet gives effect to the disposition as if it was consummated on August 31, 1999. The unaudited pro forma condensed consolidated statements of operations give effect to the disposition as if it was consummated as of the beginning of the earliest period presented. The pro forma adjustments are more fully described in the accompanying notes.

The Pro Forma Financial Statements are presented for informational purposes only and do not purport to be indicative of the results of operations that actually would have been achieved had the disposition been consummated on the date or for the periods indicated and do not purport to be indicative of the financial position or results of operations as of any future date or for any future period. The Pro Forma Financial Statements should be read in connection with the Company's Annual Report on Form 10-K for the year ended May 31, 1999, the Consolidated Financial Statements of the Company and the related notes thereto and the Company's Quarterly Report on Form 10-Q for the three months ended August 31, 1999.

                               SPEEDFAM-IPEC, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  Balance Sheet

                                August 31, 1999

                                 (in thousands)


                                                                         SPEEDFAM -                         PRO FORMA
                                                                         IPEC, INC        PRO FORMA         SPEEDFAM -
                                                  ASSETS               AUGUST 31, 1999   ADJUSTMENTS        IPEC, INC.
                                                                       ---------------   -----------        ----------
Current assets:
    Cash and cash equivalents                                             $  67,701           9,500 (a)         77,201
    Short-term investments                                                   65,126              --             65,126
    Trade accounts receivable, less allowance for doubtful
      accounts of $5,595 in 1999 and $4,487 in 1998                          78,543              --             78,543
    Escrow                                                                       --             500 (a)            500
    Inventories                                                              80,257              --             80,257
    Prepaid expenses and other current assets                                 9,616              --              9,616
                                                                          ---------       ---------          ---------

             Total current assets                                           301,243          10,000            311,243

Investments in affiliates                                                    25,342          (3,754)(a)         21,588

Property, plant, and equipment, net                                          85,776              --             85,776
Other assets                                                                 13,934              --             13,934
                                                                          ---------       ---------          ---------

             Total assets                                                 $ 426,295           6,246            432,541
                                                                          =========       =========          =========

                           LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Current portion of long-term debt                                     $   1,371              --              1,371
    Accounts payable                                                         23,730              --             23,730
    Customer deposits                                                         2,418              --              2,418
    Accrued expenses                                                         36,340              --             36,340
                                                                          ---------       ---------          ---------

             Total current liabilities                                       63,859              --             63,859
                                                                          ---------       ---------          ---------

Long-term liabilities:
    Long-term debt                                                          115,864              --            115,864
    Other liabilities                                                         9,729              --              9,729
                                                                          ---------       ---------          ---------

             Total long-term liabilities                                    125,593              --            125,593
                                                                          ---------       ---------          ---------

Stockholders' equity:
    Common stock, no par value, 96,000 shares authorized, 29,418 and
      29,392 shares issued and outstanding at August 31, 1999                     1              --                  1
    Additional paid-in capital                                              427,413              --            427,413
    Retained earnings                                                      (191,274)          6,246 (a)       (185,028)
    Accumulated comprehensive income                                            703              --                703
                                                                          ---------       ---------          ---------

             Total stockholders' equity                                     236,843           6,246            243,089
                                                                          ---------       ---------          ---------


             Total liabilities and stockholders' equity                   $ 426,295           6,246            432,541
                                                                          =========       =========          =========


See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                               SPEEDFAM-IPEC, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                             Statement of Operations

                             Year ended May 31, 1999

                      (in thousands, except per share data)


                                                                                   SPEEDFAM -                          PRO FORMA
                                                                                   IPEC, INC.      PRO FORMA           SPEEDFAM -
                                                                                  MAY 31, 1999     ADJUSTMENTS         IPEC, INC.
                                                                                  ------------     -----------         ----------
Revenue:
    Net sales                                                                       $ 210,108              --            210,108
    Commissions from affiliate                                                          2,217              --              2,217
                                                                                    ---------       ---------          ---------

             Total revenue                                                            212,325              --            212,325

Cost of sales                                                                         182,463              --            182,463
                                                                                    ---------       ---------          ---------

             Gross margin                                                              29,862              --             29,862
                                                                                    ---------       ---------          ---------

Operating expenses:
    Research, development, and engineering                                             70,243              --             70,243
    Selling, general, and administrative                                               68,237              --             68,237
    Merger, integration, and restructuring                                             40,300              --             40,300
                                                                                    ---------       ---------          ---------

             Total operating expenses                                                 178,780              --            178,780
                                                                                    ---------       ---------          ---------

             Operating loss                                                          (148,918)             --           (148,918)

             Other income                                                               4,296              --              4,296
                                                                                    ---------       ---------          ---------

             Loss from consolidated companies
               before income taxes                                                   (144,622)             --           (144,622)

Income tax benefit                                                                     (3,931)             --             (3,931)
                                                                                    ---------       ---------          ---------

             Loss from consolidated companies                                        (140,691)             --           (140,691)

Equity in net earnings of affiliates                                                      916            (840)(b)             76
                                                                                    ---------       ---------          ---------

           Net loss                                                                  (139,775)           (840)          (140,615)

Cumulative dividend on preferred stock                                                   (174)             --               (174)
                                                                                    ---------       ---------          ---------

           Net loss attributable to common stockholders                             $(139,949)           (840)          (140,789)
                                                                                    =========       =========          =========

Net earnings per common share-
      basic and diluted:
      Net loss                                                                      $   (4.84)                             (4.87)
      Net loss attributable to common stockholders                                      (4.84)                             (4.87)
                                                                                     =========                           =========

Weighted average shares used in per share calculation -
    basic and diluted:                                                                 28,890                             28,890
                                                                                     =========                           =========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                               SPEEDFAM-IPEC, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                             Statement of Operations

                       Three months ended August 31, 1999

                      (in thousands, except per share data)


                                                                                     SPEEDFAM -                         PRO FORMA
                                                                                     IPEC, INC        PRO FORMA         SPEEDFAM -
                                                                                   AUGUST 31, 1999    ADJUSTMENTS       IPEC, INC.
                                                                                   ---------------    -----------       ----------

Revenue:
    Net sales                                                                          $ 50,327             --            50,327
    Commissions from affiliate                                                               --             --                --
                                                                                       --------       --------          --------

             Total revenue                                                               50,327             --            50,327

Cost of sales                                                                            35,160             --            35,160
                                                                                       --------       --------          --------

             Gross margin                                                                15,167             --            15,167
                                                                                       --------       --------          --------

Operating expenses:
    Research, development, and engineering                                               12,890             --            12,890
    Selling, general, and administrative                                                 12,260             --            12,260
                                                                                       --------       --------          --------

             Total operating expenses                                                    25,150             --            25,150
                                                                                       --------       --------          --------

             Operating loss                                                              (9,983)            --            (9,983)

             Other income (expense)                                                         (88)            --               (88)
                                                                                       --------       --------          --------

             Loss from consolidated companies
               before income taxes                                                      (10,071)            --           (10,071)

Income tax expense (benefit)                                                                 --             --                --
                                                                                       --------       --------          --------

             Loss from consolidated companies                                           (10,071)            --           (10,071)

Equity in net earnings of affiliates                                                       (892)          (158)(b)        (1,050)
                                                                                       --------       --------          --------

             Net loss                                                                   (10,963)          (158)          (11,121)
                                                                                        ========       ========          ========

Net loss per common share -
    basic and diluted:                                                                    (0.37)                           (0.38)
                                                                                        ========                        ========

Weighted average shares used in per share calculation -
    basic and diluted:                                                                   29,404                           29,404
                                                                                        ========                         ========


See accompanying notes to unaudited pro forma condensed consolidated financial statements.

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

                                 (IN THOUSANDS)


NOTE 1: PRO FORMA ADJUSTMENTS

(a) Adjusted to reflect the elimination of the Company's investment in Fujimi Incorporated, the recording of the proceeds from the sale and the gain associated with the sale of the investment. Proceeds from the sale of the Company investment in Fujimi Incorporated were $9,800 of which $500 was placed into an escrow until the final value of liabilities can be determined. The Company also received proceeds of $200 for entering into a confidentiality agreement and an agreement not to hire the employees of Fujimi Incorporated for a period of time subsequent to the transaction.

(b) Adjusted to reflect the elimination of the Company's 50% share of Fujimi Incorporated earnings which was recorded under the equity method of accounting.


NOTE 2: LOSS PER SHARE

In calculating net loss per common share for the year ended May 31, 1999 and the three months ended August 31, 1999, common stock equivalent shares consisting of stock options and convertible securities have been excluded because their inclusion would have been anti-dilutive.

                                 EXHIBIT INDEX


2.1   Stock Purchase Agreement, dated November 23, 1999, between the Company and
      Fujimi Incorporated.

2.2 Confidentiality Agreement, dated November 23, 1999, between the Company and Fujimi Incorporated.

2.3   No-Hire Agreement, dated November 23, 1999, between the Company and Fujimi
      Incorporated.

2.4   No-Hire Agreement, dated November 23, 1999, between the Company and Fujimi
      Incorporated.

2.5   Escrow Agreement, dated November 23, 1999, between the Company and Fujimi
      Incorporated.

99.1  Press Release dated November 23, 1999.